UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2017

PRAXAIR, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other jurisdiction of incorporation)
1-11037                 06-124-9050
(Commission File Number)         (IRS Employer Identification No.)

10 RIVERVIEW DRIVE, DANBURY, CT         06810
(Address of principal executive offices)             (Zip Code)

(203) 837-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Praxair, Inc. was held on April 25, 2017 (the “Annual Meeting”), at which shareholders voted upon the items set forth below. The total number of shares that were present or represented by proxy at the Annual Meeting was 255,995,943, which was 89.73% of the shares outstanding and entitled to vote and which constituted a quorum. The final voting results of the items submitted to a vote of the shareholders are set forth below.

Proposal 1
The nine nominees for election as a director were elected to serve until the 2018 annual meeting of shareholders, and until his or her successor is elected and qualified. The vote results were as follows, with each nominee having received at least 91.31% of the votes cast for his or her election:

Director Nominees	Shares For	Shares Against	Shares Abstained	Broker Non-Votes	% of Votes Cast For
Stephen F. Angel	229,061,225	8,402,906	976,998	17,554,814	96.07%
Oscar Bernardes	231,640,808	6,540,023	260,298	17,554,814	97.15%
Nance K. Dicciani	232,860,638	5,333,075	247,416	17,554,814	97.66%
Edward G. Galante	231,880,474	6,310,167	250,488	17,554,814	97.25%
Raymond W. LeBoeuf	229,500,871	7,061,184	1,879,074	17,554,814	96.25%
Larry D. McVay	236,834,548	1,358,515	248,066	17,554,814	99.33%
Martin H. Richenhagen	217,717,881	20,457,824	265,424	17,554,814	91.31%
Wayne T. Smith	229,054,514	7,521,137	1,865,478	17,554,814	96.06%
Robert L. Wood	232,295,942	5,796,162	349,025	17,554,814	97.42%

Proposal 2

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent auditor, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
252,487,025	3,229,440	279,478	0
(98.63% of votes cast)	(1.26% of votes cast)

Proposal 3
Shareholders approved an advisory vote on Named Executive Officer Compensation, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
188,456,183	49,296,322	688,624	17,554,814
(79.04% of votes cast)	(20.67% of votes cast)

Proposal 4
Shareholders recommended, on an advisory and non-binding basis, by the votes set forth below, that future advisory votes on Named Executive Officer compensation should be held annually.
Based upon these results, which were consistent with the Board’s recommendation, the Board has determined that Praxair will hold an advisory vote on Named Executive Officer compensation annually until the next vote on the frequency of holding such advisory votes.

Shares Voted	Shares Voted	Shares Voted	Shares	Broker
For 1 Year	For 2 Years	For 3 Years	Abstained	Non-Votes
218,836,305	633,171	18,542,177	429,476	17,554,814
(91.77% of votes cast)	(0.26% of votes cast)	(7.77% of votes cast)

Proposal 5
Shareholders approved amendments to the Amended and Restated 2009 Praxair, Inc. Long Term Incentive Plan to, among other things, authorize additional shares for grant and to approve the material terms of performance goals for awards under the Plan, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
230,340,746	7,575,909	524,474	17,554,814
(96.60% of votes cast)	(3.17% of votes cast)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant
Date: April 28, 2017	By:	/s/ Guillermo Bichara
Guillermo Bichara
Vice President, General Counsel and Secretary